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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

                               February 12, 1998
                              (January 28, 1998)

                                Date of Report
                       (Date of Earliest Event Reported)


                      SHARED MEDICAL SYSTEMS CORPORATION
                      ----------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                     0-7416                   23-1704148
 ----------------------     ----------------------      -----------------
(State of Incorporation)   (Commission File Number)       (IRS Employer
                                                        Identification No.)


     51 Valley Stream Parkway, Malvern, Pennsylvania       19355
     -----------------------------------------------      --------
         (Address of Principal Executive Offices)        (Zip Code)


                                (610) 219-6300
              ---------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

The Registrant announced on January 28, 1998 that it has acquired Data-Plan Software GmbH ("Data-Plan") in a transaction to be accounted for as a pooling of interests. In the transaction, Data-Plan shareholders received approximately 1,100,000 shares of the Registrant's Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Press Release dated January 28, 1998 announcing the acquisition.

                              * * * * * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SHARED MEDICAL SYSTEMS CORPORATION
                                                           (Registrant)

Date: February 12, 1998                   By:  /s/ Terrence W. Kyle
                                               ----------------------------
                                               Terrence W. Kyle,
                                               Senior Vice President
                                               Chief Financial Officer
                                               Treasurer and Assistant Secretary